SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Sep-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-12          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Sep-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Sep-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Sep-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Sep-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  275,000,000    267,413,606    7,417,675    1.47000%       338,501
 A-2  160,500,000    155,497,803    3,063,449    1.47000%       196,834
 A-3  48,000,000     45,724,857     1,393,345    1.28000%       50,399
 A-4  25,000,000     25,000,000         0        1.59000%       34,229
A-IO  236,452,500    229,540,864        0        6.89000%      1,627,546
 M-1  34,500,000     34,500,000         0        1.97000%       58,525
 M-2  27,000,000     27,000,000         0        2.98000%       69,285
 M-3   6,000,000      6,000,000         0        3.96000%       20,460
 B-1  10,500,000     10,500,000         0        4.61000%       41,682
 B-2   7,500,000      7,500,000         0        5.11000%       33,002
 B-3   6,000,000      6,000,000         0        5.61000%       28,985
  X   600,000,050    587,845,333        0                          0
  R       50              0             0        1.47000%          0
Total 600,000,050    585,136,266   11,874,469                  2,499,450

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         7,756,176         0      259,995,931
 A-2      N/A         3,260,284         0      152,434,354
 A-3      N/A         1,443,743         0       44,331,513
 A-4      N/A          34,229           0       25,000,000
A-IO      N/A         1,627,546         0      224,019,236
 M-1      0.00         58,525           0       34,500,000
 M-2      0.00         69,285           0       27,000,000
 M-3      0.00         20,460           0       6,000,000
 B-1      0.00         41,682           0       10,500,000
 B-2      0.00         33,002           0       7,500,000
 B-3      0.00         28,985           0       6,000,000
  X       N/A             0             0      577,349,896
  R       N/A             0             0           0
Total     0.00       14,373,918         0      573,261,797

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541N3L1     26.97336425   1.23091295  28.20427720
 A-2   22541N3M9     19.08691109   1.22638193  20.31329302
 A-3   22541N3N7     29.02801063   1.04997813  30.07798875
 A-4   22541N3P2     0.00000000    1.36916680   1.36916680
A-IO   22541N3Q0     0.00000000    6.88318563   6.88318563
 M-1   22541N3S6     0.00000000    1.69638899   1.69638899
 M-2   22541N3T4     0.00000000    2.56611111   2.56611111
 M-3   22541N5J4     0.00000000    3.41000000   3.41000000
 B-1   22541N3U1     0.00000000    3.96972190   3.96972190
 B-2   22541N3V9     0.00000000    4.40027733   4.40027733
 B-3   22541N3W7     0.00000000    4.83083333   4.83083333
  X    22541N3X5     0.00000000    0.00000000   0.00000000
  R    22541N3R8     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    945.43974807
 A-2  0.00000000    949.74675178
 A-3  0.00000000    923.57318521
 A-4  0.00000000    1000.00000000
A-IO  0.00000000    947.41749709
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    962.24974688
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  318,214,155  269,631,178     587,845,333
     Scheduled Principal               248,427      211,889         460,317
     Prepayments (Incls Curtail)     6,307,802    3,727,318      10,035,120
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      6,556,229    3,939,208      10,495,437
     Net Realized Losses                     0            0               0
Ending Balance                     311,657,926  265,691,970     577,349,896
Ending Count                             2,334        1,756           4,090

Aggregate End Coll Bal             311,657,926  265,691,970     577,349,896

Ending Overcollateralization Amount                               4,088,099

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,935,677    1,652,986       3,588,663
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     1,935,677    1,652,986       3,588,663
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                          126,979      108,953         235,932
Trustee Fee                              1,193        1,011           2,204
Credit Risk Manager Fee                  4,641        3,932           8,573
LPMI                                         0            0               0
Dividend Rewards                             0            0               0
Back-Up Servicing Fee                    5,610        3,394           9,004

Current Advances as of determination date                         1,021,092
Outstanding Advances  (end of prior calendar month)                 438,875

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     46             5,759,525     27         3,249,867
Grp 2     25             4,565,737     19         2,313,878
Total     71            10,325,262     46         5,563,745
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      3               178,014
Grp 2      4               380,146
Total      7               558,160
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,334         311,657,926
Grp 2    1,756         265,691,970
Total    4,090         577,349,896

     Foreclosure
Grp 1    Count              Balance
Grp 2     12             1,718,164
Total     15             1,844,241
          27             3,562,405
     Bankruptcy
         Count              Balance
Grp 1      6               769,369
Grp 2      7             1,437,378
Total     13             2,206,747

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         53
Prin Bal of Loans for which Prepay Prems were collected           8,384,242
Current amount of Prepayment Premiums                               309,599

Current Delinquency Rate (60+days)                                  2.05959%
Rolling Three Month Delinquency Rate (60+days)                      1.18622%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     344
Weighted Average Gross Coupon of Mortgage Loans                     7.80735%
Weighted Average Net Coupon of Mortgage Loans                       7.28535%

Aggregate number of Mortgage Loans in the pool                        4,090

Senior Enhancement Percentage                                      16.02617%

Net Excess Spread                                                   2.95929%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                4,753
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                   4,753

     Target Amount for the preceding Distribution Date            3,890,934


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee